Exhibit 10.1

EXECUTION COPY

NAVISTAR FINANCIAL SECURITIES CORPORATION

Seller

NAVISTAR FINANCIAL CORPORATION

Servicer

and

THE BANK OF NEW YORK MELLON

Master Trust Trustee

on behalf of the Series 2011-1 Certificateholder

SERIES 2011-1 SUPPLEMENT

Dated as of November 2, 2011

To

POOLING AND SERVICING AGREEMENT

Dated as of June 8, 1995

Dealer Note Asset Backed Certificate, Series 2011-1

NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST

i

EXHIBITS

Exhibit A	-	Form of Certificate

Exhibit B	-	Form of Monthly Servicer Certificate and Settlement Statement

ii

SERIES 2011-1 SUPPLEMENT

TO POOLING AND SERVICING AGREEMENT

SERIES 2011-1 SUPPLEMENT dated as of November 2, 2011 (the “Series Supplement”), by and among NAVISTAR FINANCIAL SECURITIES CORPORATION, a Delaware corporation, as Seller (the “Seller”), NAVISTAR FINANCIAL CORPORATION, a Delaware corporation, as Servicer (the “Servicer”), and THE BANK OF NEW YORK MELLON, a New York banking corporation (formerly known as The Bank of New York), as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the “Master Trust Trustee”) under the Pooling and Servicing Agreement, dated as of June 8, 1995 (as amended and supplemented, the “Agreement”), among the Seller, the Servicer and the Master Trust Trustee.

Section 6.09 of the Agreement provides that the Seller may from time to time direct the Master Trust Trustee to issue, on behalf of the Master Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Master Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

Pursuant to this Series Supplement, the Seller and the Master Trust Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.

ARTICLE I

CREATION OF SERIES 2011-1 AND

THE SERIES 2011-1 CERTIFICATE

SECTION 1.01 Designation.

(a) There is hereby created a new Series pursuant to the Agreement and this Series Supplement to be known as “Series 2011-1.” The interest of the Investor Certificateholder in Series 2011-1 shall be represented by the Series 2011-1 Certificate.

(b) If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to Series 2011-1. This Series Supplement is the Series Supplement referred to in the Trust Agreement and the Indenture.

ARTICLE II

DEFINITIONS

SECTION 2.01 Definitions.

(a) Whenever used in this Series Supplement, the following words and phrases shall have the following meanings:

“1995 Trust Termination Date” shall have the meaning specified in the 2011 Pooling and Servicing Agreement.

“2004 Indenture” shall mean the Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust and The Bank of New York Mellon, as indenture trustee, as amended and supplemented from time to time.

“2011 Pooling and Servicing Agreement” shall mean the Pooling and Servicing Agreement, dated as of November 2, 2011, among NFC, NFSC, and the Issuing Entity, as amended and supplemented from time to time.

“Adjusted Invested Amount” shall mean, with respect to the Collateral Certificate on any Distribution Date, an amount (which shall never be less than zero) equal to the sum of the Collateral Amounts for all outstanding series of Notes determined as of the end of that Distribution Date; provided that, if a series of Notes shall no longer be in a Revolving Period, the Collateral Amount for such series of Notes shall be determined as of the end of the last day of its Revolving Period.

“Backup Servicer” shall have the meaning specified in Section 7.04.

“Business Day” shall mean, with respect to the Collateral Certificate, any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York, Chicago, Illinois, or the city in which the Corporate Trust Office is located are authorized or required to close.

“Closing Date” shall mean November 2, 2011.

“Collateral Amount” shall have, with respect to any series of Notes, the meaning specified in the related Indenture Supplement.

“Collateral Certificate” shall mean the Series 2011-1 Certificate.

“Deposit Account” shall mean the “Collections Account” as defined in the 2011 Pooling and Servicing Agreement.

“Depositor” shall have the meaning specified in the 2011 Pooling and Servicing Agreement.

“Early Amortization Event” shall not apply with respect to the Collateral Certificate.

“Early Amortization Period” shall not apply with respect to the Collateral Certificate.

“Excess Cash Collateral Event” shall have, with respect to any series of Notes, the meaning specified in the Indenture Supplement with respect to such series of Notes.

“Indenture” shall mean the Indenture, dated as of November 2, 2011, between the Issuing Entity and the Indenture Trustee, as amended and supplemented from time to time.

“Indenture Supplement” shall mean any supplement to the Indenture pursuant to which a series of Notes is issued, as amended and supplemented from time to time.

“Indenture Trustee” shall mean the indenture trustee under the Indenture, which shall initially be The Bank of New York Mellon.

“Interest Shortfall” shall mean for any Transfer Date, with respect to the Collateral Certificate, the aggregate of the Series Available Interest Amounts Shortfalls for each series of Notes for such Transfer Date and, with respect to any other series of Investor Certificates, the aggregate amount of finance charge shortfalls for such Investor Certificates for such Transfer Date.

“Invested Amount” shall mean, with respect to any Distribution Date, an amount equal to the sum of the Nominal Liquidation Amounts for all series of Notes as of the end of that Distribution Date.

“Investment Income” shall mean, for any Due Period with respect to the Collateral Certificate, the product of (a) the Series Allocation Percentage for such Due Period, and (b) income (net of investment expenses and losses) from the investment of funds on deposit in the Collections Account and the Excess Funding Account.

“Investor Backup Servicing Expenses” shall have the meaning specified in Section 3.04.

“Investor Backup Servicing Fee” shall have the meaning specified in Section 3.04.

“Investor Servicing Fee” shall have the meaning specified in Section 3.01.

“Issuance Date” shall mean, with respect to any series of Notes, the date of issuance of such series.

“Issuing Entity” shall mean Navistar Financial Dealer Note Master Owner Trust II, a Delaware statutory trust, and its permitted successors and assigns.

“Issuing Entity Documents” shall have the meaning specified in the 2011 Pooling and Servicing Agreement.

“Minimum Series Seller’s Interest” shall mean, with respect to the Collateral Certificate on any Business Day, the sum of the Series Required Seller’s Interest for each series of Notes as of the end of the preceding Distribution Date.

“Monthly Backup Servicing Expenses” shall have the meaning specified in Section 3.04.

“Monthly Backup Servicing Fee” shall have the meaning specified in Section 3.04.

“Monthly Servicing Fee” shall have the meaning specified in Section 3.01.

“Navistar” shall mean Navistar, Inc., a Delaware corporation, and its successors and assigns.

“Nominal Liquidation Amount” shall have, with respect to any series of Notes, the meaning specified in the related Indenture Supplement.

“Noteholder Allocated Dealer Note Losses” shall mean, with respect to any Due Period, the product of (a) the Noteholder Floating Allocation Percentage for such Due Period and (b) Series Allocable Dealer Note Losses for such Due Period.

“Noteholder Available Interest Amounts” shall mean, with respect to any Due Period, the sum of (i) an amount equal to the product of (a) the Noteholder Floating Allocation Percentage for such Due Period and (b) the Series Allocable Finance Charge Collections for such Due Period and (ii) income, net of investment expenses and losses, from the investment of funds on deposit in the Deposit Account received during that Due Period.

“Noteholder Available Principal Amounts” shall mean, with respect to any Business Day, the product of (a) the Noteholder Principal Allocation Percentage for the Due Period in which such Business Day occurs and (b) the Series Allocable Principal Collections for such Business Day.

“Noteholder Floating Allocation Percentage” shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never be less than 0% or greater than 100%) of a fraction, the numerator of which is the sum of the Collateral Amounts for each outstanding series of Notes as of the end of the immediately preceding Due Period (after giving effect to all increases and reductions thereof on such day), or, with respect to the first Transfer Date for a series, as of the Issuance Date for such series, and the denominator of which is the product of (a) the Series Allocation Percentage for the Collateral Certificate for the Due Period for which the Noteholder Floating Allocation Percentage is being calculated and (b) the sum of the aggregate principal amount of Dealer Notes in the Master Trust and the aggregate principal amount of funds on deposit in the Excess Funding Account, both as of the end of the immediately preceding Due Period, or, with respect to the first Transfer Date for a series, as of the Issuance Date for such series.

“Noteholder Principal Allocation Percentage” shall mean with respect to any Due Period, the percentage equivalent (which percentage shall never be less than 0% or greater than 100%) of a fraction, the numerator of which is the sum of the Collateral Amounts for each outstanding series of Notes as of the end of the immediately preceding Due Period (or the Issuance Date in the case of the first Transfer Date for such series) (except that if a series of Notes is no longer in its Revolving Period, its Collateral Amount, for the purpose of this calculation, shall be its Collateral Amount as of the end of the Due Period immediately prior to the last day of its Revolving Period) and the denominator of which is the product of (a) the Series Allocation Percentage for the Collateral Certificate for the Due Period for which the Noteholder Principal Allocation Percentage is being calculated and (b) the sum of (i) the aggregate principal amount of Dealer Notes in the Master Trust and (ii) the aggregate principal amount of funds on deposit in the Excess Funding Account, both as of the end of immediately preceding Due Period (or the Issuance Date in the case of the first Transfer Date for such series).

“Notes” shall have the meaning specified in the 2011 Pooling and Servicing Agreement.

“Owner Trustee” shall have the meaning specified in the 2011 Pooling and Servicing Agreement.

“Principal Shortfall” shall mean, for any Business Day, with respect to the Collateral Certificate, the aggregate of the Series Available Principal Amounts Shortfalls for each series of Notes for such Business Day.

“Rating Agency” shall mean, with respect to the Collateral Certificate, each nationally recognized statistical rating organization (NRSRO) selected by the Depositor to rate any series of Notes.

“Reassignment Amount” shall mean, with respect to any Transfer Date, the sum of the Series Reassignment Amounts for all series of Notes as of the end of that Transfer Date after giving effect to any deposits and distributions otherwise to be made on such Transfer Date.

“Revolving Period” shall have, with respect to any series of Notes, the meaning specified in the related Indenture Supplement. The Collateral Certificate will not have a Revolving Period.

“Seller Interest Amounts” shall mean, with respect to any Due Period, the excess of Series Allocable Finance Charge Collections for such Due Period over Noteholder Available Interest Amounts for such Due Period.

“Seller Principal Amounts” shall mean, with respect to any Business Day, the excess of Series Allocable Principal Collections for such Business Day over Noteholder Available Principal Amounts for such Business Day.

“Series 2011-1” shall mean the Series of Investor Certificates, the terms of which are specified in this Series Supplement.

“Series 2011-1 Certificateholder” shall mean the holder of the Collateral Certificate. Initially, the Indenture Trustee, as the pledgee of the Issuing Entity under the Indenture, shall be the only holder of the Collateral Certificate.

“Series 2011-1 Certificateholder’s Interest” shall have the meaning specified in Section 4.01.

“Series 2011-1 Certificate” shall mean any certificate, substantially in the form of Exhibit A. Initially, there will be only one Series 2011-1 Certificate, which will be held by the Indenture Trustee as pledgee of the Issuing Entity under the Indenture.

“Series Adjusted Invested Amount” shall mean the Adjusted Invested Amount.

“Series Allocable Dealer Note Losses” shall mean, with respect to any Due Period, the product of (a) the Series Allocation Percentage for such Due Period and (b) the Dealer Note Losses for such Due Period.

“Series Allocable Finance Charge Collections” shall mean, with respect to any Due Period, the product of (a) the Series Allocation Percentage for such Due Period and (b) the amount of Finance Charge Collections for such Due Period.

“Series Allocable Principal Collections” shall mean, with respect to any Business Day, the product of (i) the Series Allocation Percentage for the Due Period in which such Business Day occurs and (ii) the amount of Principal Collections deposited in the Collections Account on such Business Day.

“Series Available Interest Amounts” shall have the meaning specified in the 2011 Pooling and Servicing Agreement.

“Series Available Interest Amounts Shortfall” shall have the meaning specified in the 2011 Pooling and Servicing Agreement.

“Series Available Principal Amounts” shall have the meaning specified in the 2011 Pooling and Servicing Agreement.

“Series Available Principal Amounts Shortfall” shall have the meaning specified in the 2011 Pooling and Servicing Agreement.

“Series Invested Amount” shall mean, with respect to the Collateral Certificate, the Invested Amount.

“Series Reassignment Amount” shall have, with respect to any series of Notes, the meaning specified in the related Indenture Supplement.

“Series Required Seller’s Interest” shall have, with respect to any series of Notes, the meaning specified in the related Indenture Supplement.

“Series Termination Date” shall mean the latest legal final maturity date of any outstanding series of Notes.

“Trust Agreement” shall have the meaning specified in the 2011 Pooling and Servicing Agreement.

(b) As used in this Series Supplement and in the Agreement with respect to the Collateral Certificate, “highest investment category” shall mean (i) in the case of Standard & Poor’s, A-1+, AAA, AAAm, or AAAm-G, as applicable, and (ii) in the case of Moody’s, P-1 or Aaa, as applicable, or, with respect to any other Rating Agency, an equivalent rating.

(c) All capitalized terms used herein and not otherwise defined herein have the same meanings ascribed to them in the Agreement.

(d) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(e) As used in this Series Supplement, accounting terms which are not defined, and accounting terms partly defined, herein shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date hereof. To the extent that the definitions of accounting terms in this Series Supplement are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Series Supplement will control.

(f) With respect to any Distribution Date or Transfer Date, the “related Due Period” and the “related Distribution Period” will mean the Due Period and Distribution Period, respectively, immediately preceding such Distribution Date or Transfer Date, and the relationships between Due Periods and Distribution Periods will be correlative to the foregoing relationships.

(g) Each defined term used in this Series Supplement has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Series Supplement has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

ARTICLE III

SERVICING

SECTION 3.01 Servicing Compensation. The monthly servicing fee (the “Monthly Servicing Fee”) shall be payable to the Servicer, in arrears, on each Distribution Date in respect of a Due Period (or portion thereof) occurring on or prior to the earliest of (i) the first Distribution Date following the Series Termination Date, (ii) the first Distribution Date on which no Notes are outstanding and (iii) the first Distribution Date following the 1995 Trust Termination Date, in an amount equal to one-twelfth of the result of (a) 1% multiplied by (b) the aggregate principal amount of Dealer Notes outstanding as of the last day of such Due Period multiplied by (c) the Series Allocation Percentage for the Collateral Certificate with respect to such Due Period. A portion of the Monthly Servicing Fee shall be allocated to each series of Notes in accordance with the related Indenture Supplement (the “Investor Servicing Fee”), and such portion shall be paid in accordance with such Indenture Supplement and only to the extent of funds available for such payment pursuant to such Indenture Supplement. The remainder of the Monthly Servicing Fee shall be paid by the Seller and in no event shall the Master Trust, the Master Trust Trustee, the Series 2011-1 Certificateholder, the Issuing Entity, the Indenture Trustee or the Owner Trustee be liable for the share of the Monthly Servicing Fee to be paid by the Seller.

The Servicer will be permitted, in its sole discretion, to defer all or any portion of the Monthly Servicing Fee for any Distribution Date by notice to the Master Trust Trustee and the Indenture Trustee on or before the related Determination Date; provided, however, that the Servicer believes that sufficient Series Allocable Finance Charge Collections will be available on any future Distribution Date to pay the Investor Servicing Fee relating to the deferred Monthly Servicing Fee. If the Servicer so defers the Monthly Servicing Fee for any Distribution Date, the Monthly Servicing Fee and the Investor Servicing Fee for such Distribution Date shall be deemed to be reduced by the amount so deferred for all purposes of this Series Supplement and the Agreement; provided, however, that such Investor Servicing Fee shall be paid on a future date solely to the extent amounts are available therefor pursuant to the applicable Indenture Supplement; and, provided, further that, to the extent any such deferred Investor Servicing Fee is so paid, the related portion of the Monthly Servicing Fee to be paid by the Seller shall be paid by the Seller to the Servicer.

SECTION 3.02 The Servicer to Pay Fees and Expenses of Owner Trustee and Indenture Trustee. The Servicer covenants and agrees to pay, from time to time, and each of the Owner Trustee and the Indenture Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it prior to the 1995 Trust Termination Date in the exercise and performance of any of the powers and duties of such trustee under the Trust Agreement or the Indenture, respectively, and the Servicer will pay or reimburse the Owner Trustee and the Indenture Trustee (without reimbursement from any Series Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made prior to the 1995 Trust Termination Date by the Owner Trustee and the Indenture Trustee in accordance with any of the provisions of the Trust Agreement or the Indenture, respectively, including the reasonable fees and expenses of its agents and counsel, except any such expense, disbursement or advance that is caused by its negligence, bad faith, or willful misconduct.

SECTION 3.03 Servicer Indemnification of the Indenture Trustee and the Owner Trustee.

(a) The Servicer shall indemnify, defend and hold harmless the Owner Trustee, the Indenture Trustee and the Issuing Entity from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon such Person through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Series Supplement, the Agreement and any other Basic Documents or by reason of reckless disregard of its obligations and duties under any of the Basic Documents prior to the 1995 Trust Termination Date.

(b) The Servicer (other than any successor Servicer who is not an affiliate of the initial Servicer) shall indemnify, defend and hold harmless each of the Owner Trustee and the Indenture Trustee and each of their respective agents, officers, directors and servants, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred prior to the 1995 Trust Termination Date in connection with (x) in the case of the Owner Trustee, the Indenture Trustee’s performance of its duties under the Basic Documents, (y) in the case of the Indenture Trustee, the Owner Trustee’s performance of its duties under the Basic Documents or (z) the acceptance, administration or performance by, or action or inaction of, the applicable trustee of the rights and duties contained in this Series Supplement, the Agreement, and the other Basic Documents except in each case to the extent that such cost, expense, loss, claim, damage or liability: (A) is caused by the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Person seeking to be indemnified, (B) to the extent otherwise payable to the Indenture Trustee, arises from the Indenture Trustee’s breach of any of its representations or warranties in the Indenture or (C) to the extent otherwise payable to the Owner Trustee, arises from the Owner Trustee’s breach of any of its representations or warranties set forth in the Trust Agreement.

(c) The Servicer (other than any successor Servicer who is not an affiliate of the initial Servicer) will indemnify the Owner Trustee in accordance with the provisions specified in Section 6.9 of the Trust Agreement with respect to events occurring prior to the 1995 Trust Termination Date.

(d) Indemnification under this Section 3.03 shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Series Supplement or the Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payment pursuant to this Section 3.03 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

SECTION 3.04 Backup Servicing Compensation. The monthly backup servicing fee (the “Monthly Backup Servicing Fee”) shall be payable to the Backup Servicer, in arrears, on each Distribution Date in respect of a Due Period (or portion thereof) occurring prior to the earliest of (i) the first Distribution Date following the Series Termination Date, (ii) the first Distribution Date on which no Notes are outstanding, (iii) the date on which the Backup Servicing Agreement terminates in accordance with the provisions thereof and (iv) the first Distribution Date following the 1995 Trust Termination Date, in an amount equal to one-twelfth of the result of (a) the Base Backup Servicing Fee multiplied by (b) the Series Allocation Percentage for the Collateral Certificate with respect to such Due Period. A portion of the Monthly Backup Servicing Fee shall be allocated to each series of Notes in accordance with the related Indenture Supplement (the “Investor Backup Servicing Fee”), and such portion shall be paid in accordance with such Indenture Supplement and only to the extent of funds available for such payment pursuant to such Indenture Supplement. The remainder of the Monthly Backup Servicing Fee shall be paid by the Seller and in no event shall the Master Trust, the Master Trust Trustee, the Series 2011-1 Certificateholder, the Issuing Entity, the Indenture Trustee or the Owner Trustee be liable for the share of the Monthly Backup Servicing Fee to be paid by the Seller.

The monthly Backup Servicing Expenses (the “Monthly Backup Servicing Expenses”) shall be payable to the Backup Servicer, in arrears, on each Distribution Date in respect of a Due Period (or portion thereof) occurring prior to the earliest of (i) the first Distribution Date following the Series Termination Date, (ii) the first Distribution Date on which no Notes are outstanding, (iii) the date on which the Backup Servicing Agreement terminates in accordance with the provisions thereof and (iv) the first Distribution Date following the 1995 Trust Termination Date, in an amount equal to the result of (a) the amount of such Backup Servicing Expenses multiplied by (b) the Series Allocation Percentage for the Collateral Certificate with respect to such Due Period. A portion of the Monthly Backup Servicing Expenses shall be allocated to each series of Notes in accordance with the related Indenture

Supplement (the “Investor Servicing Expenses”), and such portion shall be paid in accordance with such Indenture Supplement and only to the extent of funds available for such payment pursuant to such Indenture Supplement. The remainder of the Monthly Backup Servicing Expenses shall be paid by the Seller and in no event shall the Master Trust, the Master Trust Trustee, the Series 2011-1 Certificateholder, the Issuing Entity, the Indenture Trustee or the Owner Trustee be liable for the share of the Monthly Backup Servicing Expenses to be paid by the Seller.

ARTICLE IV

RIGHTS OF SERIES 2011-1 CERTIFICATEHOLDER

AND ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 4.01 Rights of the Series 2011-1 Certificateholder. The Collateral Certificate shall represent fractional undivided interests in the Master Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to the Notes at the times and in the amounts and priorities specified in the Indenture and the Indenture Supplements, Collections allocated to Series 2011-1 pursuant to Article IV of the Agreement and this Article IV and funds on deposit in the Collections Account and the Excess Funding Account allocable to the Series 2011-1 Certificateholder pursuant to Article IV of the Agreement and this Article IV (collectively, the “Series 2011-1 Certificateholder’ Interest”); it being understood that the Collateral Certificate shall not represent any interest in any Series Account or Enhancement for the benefit of any other Series or Class. The Servicer shall apply, or instruct the Master Trust Trustee to apply, all funds on deposit in the Collections Account and Excess Funding Account allocable to the Collateral Certificate.

SECTION 4.02 Application of Series Allocable Finance Charge Collections and Series Allocable Principal Collections.

(a) Application of Series Allocable Principal Collections.

(i) On each Business Day, the Master Trust Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Collections Account and allocate to the Deposit Account to the extent required Noteholder Available Principal Amounts for such Business Day. Such Noteholder Available Principal Amounts shall be further allocated and distributed to each series of Notes in accordance with the Indenture and each Indenture Supplement related to a series of Notes.

(ii) On each Business Day, the Master Trust Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Collections Account and allocate Seller Principal Amounts for such Business Day in the following order of priority: (A) to the extent such application would not result in the Master Trust Seller’s Interest being less than the Minimum Master Trust Seller’s Interest, in the discretion of the Seller, to make payments on the principal balance of any variable funding certificate or variable funding note, (B) to the extent necessary to maintain the Master Trust Seller’s Interest at an amount equal to (or, in the discretion of the Seller, greater than) the Minimum Master Trust Seller’s Interest, in the discretion of the Seller, to the Excess Funding Account or the principal funding accounts for any series of certificates or notes, and (C) to the Seller or the holders of the Seller’s Certificates.

(b) Application of Series Allocable Finance Charge Collections.

(i) On each Transfer Date, the Master Trust Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Collections Account and allocate to the Deposit Account Noteholder Available Interest Amounts for the related Due Period. Such Noteholder Available Interest Amounts shall be further allocated and distributed to each series of Notes in accordance with the Indenture and each Indenture Supplement related to a series of Notes.

(ii) On each Transfer Date, the Master Trust Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Collections Account and pay to the Seller or the holders of the Seller’s Certificates the Seller Interest Amounts for such Transfer Date; provided, however, that if an Excess Cash Collateral Event occurs with respect to a series and is continuing, then such amounts (or if there are multiple series of notes for which an Excess Cash Collateral Event or a similar event requiring an increase in such series’ collateral amount has occurred and is continuing, to each such series pro rata based on such series’ collateral amount shortfall) will be treated as series available principal amounts as provided in the related indenture supplement to the extent necessary to increase the overcollateralization amount for any series to an amount not less than the targeted overcollateralization amount.

SECTION 4.03 Shared Principal Collections.

(a) On each Business Day, commencing with the first Business Day following the Closing Date, the amounts, if any, received on such Business Day by the Master Trust Trustee from the Indenture Trustee which are designated as Shared Principal Collections pursuant to the Indenture shall be treated as Shared Principal Collections by the Master Trust Trustee and allocated (i) to other Series to the extent such Series provides for the use of Shared Principal Collections in respect of principal shortfalls, (ii) to the extent such application would not result in the Master Trust Seller’s Interest being less than the Minimum Master Trust Seller’s Interest, in the discretion of the Seller, to make payments on the principal balance of any variable funding certificates or variable funding notes, (iii) to the Excess Funding Account or the principal funding accounts for any series of certificates or notes to the extent necessary to maintain the Master Trust Seller’s Interest at an amount equal to (or, in the discretion of the Seller, greater than) the Minimum Master Trust Seller’s Interest, and (iv) to the Seller or the holders of the Seller’s Certificates.

(b) On each Business Day following the Closing Date, the Master Trust Trustee shall, to the extent provided in the Agreement, transfer to the Indenture Trustee Shared Principal Collections from other Series, if any, in respect of such Business Day equal to the Principal Shortfall for the Collateral Certificate for such Business Day. If the aggregate amount of Shared Principal Collections from all Series for such Business Day is less than the aggregate amount of

Principal Shortfalls for all Series entitled to share Shared Principal Collections for such Business Day, then the amount of Shared Principal Collections for the Collateral Certificate for such Business Day shall equal the product of (x) Shared Principal Collections from all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Collateral Certificate for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series entitled to share Shared Principal Collections for such Business Day.

SECTION 4.04 Excess Interest Collections.

(a) On each Transfer Date, commencing on November 24, 2011, the amounts, if any, received on such Transfer Date by the Master Trust Trustee from the Indenture Trustee which are designated as Excess Interest Collections pursuant to the Indenture shall be treated as Excess Interest Collections by the Master Trust Trustee and allocated (i) to other Series to the extent such Series provides for the use of Excess Interest Collections and (ii) to the Seller or the holders of the Seller’s Certificates.

(b) On each Transfer Date, commencing on November 24, 2011, the Master Trust Trustee shall, to the extent provided in the Agreement, transfer to the Indenture Trustee Excess Interest Collections from other Series, if any, in respect of such Transfer Date equal to the Interest Shortfall for the Collateral Certificate for such Transfer Date. If the aggregate amount of Excess Interest Collections from all Series for such Transfer Date is less than the aggregate amount of Interest Shortfalls for all Series entitled to share Excess Interest Collections for such Transfer Date, the amount of Excess Interest Collections for the Collateral Certificate for such Transfer Date shall equal the product of (x) Excess Interest Collections from all Series for such Transfer Date and (y) a fraction, the numerator of which is the Interest Shortfalls for the Collateral Certificate for such Transfer Date and the denominator of which is the aggregate amount of Interest Shortfalls for all Series entitled to share Excess Interest Collections for such Transfer Date.

SECTION 4.05 Additional Rights upon the Occurrence of Certain Events. Notwithstanding the provisions of Section 9.02(a) of the Agreement, if any Insolvency Event occurs with respect to the Seller, Navistar, NIC or NFC, on the day of such Insolvency Event, the Seller will (subject to the actions of the Certificateholder) immediately cease to transfer Dealer Notes to the Master Trust, and promptly give notice to the Master Trust Trustee, the Owner Trustee and the Indenture Trustee of such Insolvency Event. Under the terms of the Agreement, if an insolvency event occurs with respect to the Seller prior to the date on which the Collateral Certificate issued by the Master Trust has been paid in full, then within 15 days the Master Trust Trustee shall publish a notice of such Insolvency Event stating that the Master Trust Trustee intends to sell, liquidate or otherwise dispose of the Dealer Notes in a commercially reasonable manner and on commercially reasonable terms, unless within a specified period of time Certificateholders representing more than 50% of the aggregate series invested amount of the senior most outstanding Class of Investor Certificates of each such Series and each person holding a Supplemental Certificate, instruct the Master Trust Trustee not to sell, dispose of or otherwise liquidate the Dealer Notes and to continue transferring Dealer Notes as before such Insolvency Event.

SECTION 4.06 Servicer Transition Fee Account.

(a) The Servicer has established an Eligible Deposit Account in the name of the Master Trust Trustee (the “Servicer Transition Fee Account”). Funds deposited in the Servicer Transition Fee Account shall, to the extent permitted by applicable laws, rules and regulations, be invested by the Master Trust Trustee at the written direction of the Servicer in Eligible Investments. The Servicer shall be entitled to receive all investment earnings on the Servicer Transition Fee Account when and as paid without any obligation to (a) the Master Trust Trustee, (b) the Investor Certificateholders, (c) the Noteholders, (d) the Backup Servicer, (e) the Indenture Trustee, (f) the Owner Trustee or (g) the Issuing Entity, in respect thereof. The Servicer will not have any obligation to deposit any such investment earnings in any other account established hereunder. Such investment earnings will be withdrawn from the Servicer Transition Fee Account and delivered to the Servicer. In no event shall the Master Trust Trustee be liable for any loss resulting from (i) Eligible Investments, (ii) the failure of the Servicer to provide written instructions to the Master Trust Trustee with respect to any investment, (iii) any liquidation of any such investment prior to its maturity, or (iv) funds being invested by the Master Trust Trustee in investments other than Eligible Investments, other than any loss resulting from the Master Trust Trustee’s gross negligence or willful misconduct.

(b) In the event that a Successor Servicer shall be appointed pursuant to Section 10.02 of the Agreement, the set up and servicing transition fees and costs of such Successor Servicer shall be paid for with funds on deposit in the Servicer Transition Fee Account and, if such funds are not sufficient, shall be paid by NFC, as initial Servicer. If the amount on deposit in the Servicer Transition Fee Account is insufficient to cover all of the fees and expenses associated with the transition of the servicing functions or such monthly fees and expenses, no Person will be obligated to deposit any additional funds into the Servicer Transition Fee Account. Notwithstanding the foregoing, the Servicer Transition Fee Account may be closed by the Servicer and the funds on deposit therein returned to the Servicer, if Moody’s is rating any series of securities issued by a trust formed by the Seller, upon the Servicer’s receipt of Moody’s consent to such actions; provided, that, the Servicer Transition Fee Account may not be closed so long as the Backup Servicing Agreement has not been terminated.

ARTICLE V

REPORTS TO SERIES 2011-1 CERTIFICATEHOLDER

SECTION 5.01 Monthly and Annual Certificateholder’s Statement.

(a) Monthly Series 2011-1 Certificateholder’s Statement. At least two Business Days prior to each Distribution Date, the Servicer will provide to the Master Trust Trustee, the Rating Agencies and the Paying Agent, and on each Distribution Date, the Paying Agent shall forward to the Series 2011-1 Certificateholder a Monthly Servicer Certificate and Settlement Statement substantially in the form of Exhibit B with such changes as the Servicer shall deem necessary or appropriate, prepared by the Servicer and delivered to the Master Trust Trustee setting forth, among other things, the following information:

(i) the aggregate amount of Collections, including the aggregate amount of Finance Charge Collections and the aggregate amount of Principal Collections for the related Due Period;

(ii) the Series Allocation Percentage, the Noteholder Floating Allocation Percentage and the Noteholder Principal Allocation Percentage for the related Due Period;

(iii) the total amount of Series Allocable Finance Charge Collections for the related Due Period and the amount thereof allocated to the Noteholders as Noteholder Available Interest Amounts and the amount thereof allocated to the Seller on such Distribution Date;

(iv) the total amount of Series Allocable Principal Collections for the related Due Period and the portions thereof allocated to the Noteholders as Noteholder Available Principal Collections and the amount thereof allocated to the Seller for that Due Period;

(v) Series Allocable Dealer Note Losses and Noteholder Allocated Dealer Note Losses for the related Due Period;

(vi) the amount of the Investor Servicing Fee to be paid on such Distribution Date;

(vii) the Invested Amount and Adjusted Invested Amount (after giving effect to all distributions that will occur on such Distribution Date);

(viii) the aggregate amount of Dealer Notes and funds on deposit in the Excess Funding Account as of the end of the last day of the related Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Agreement);

(ix) with respect to Eligible Investments in the Excess Funding Account, as of the last day of the related Due Period, the aggregate amount of funds invested in Eligible Investments in each such Series Account, a brief description of each such Eligible Investment and amount invested in each such Eligible Investment, the rate of interest applicable to each such Eligible Investment and the rating of each such Eligible Investment;

(x) the Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the related Due Period;

(xi) the aggregate outstanding principal amount of Dealer Notes issued to finance each of the OEM Vehicles and used vehicles as of the end of the related Due Period;

(xii) the amount of Shared Principal Collections and Excess Interest Collections allocated to the Collateral Certificate and to other Series, each for the related Due Period; and

(xiii) any other information required to be supplied in the monthly reports pursuant to any Indenture Supplement.

(b) A copy of the statement provided pursuant to Section 5.01(a) will be made available for inspection at the Corporate Trust Office.

(c) Annual Certificateholder’s Tax Statement. On or about January 31 of each calendar year, beginning with calendar year 2012, the Master Trust Trustee shall furnish to the Servicer and Paying Agent a list of each Person who at any time during the preceding calendar year was a Series 2011-1 Certificateholder and received any payment thereon and the dates such Person held a Series 2011-1 Certificate, and the Paying Agent shall furnish to each such Series 2011-1 Certificateholder a statement prepared by the Paying Agent containing the information prepared by the Master Trust Trustee which is required to be contained in the statement to Series 2011-1 Certificateholder as set forth in Sections 5.02(a)(iii) and (iv) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2011-1 Certificateholder, together with such other customary information as the Master Trust Trustee or the Servicer deems necessary or desirable to enable the Series 2011-1 Certificateholder to prepare their tax returns, including information (to be supplied by the Servicer to the Master Trust Trustee) regarding original issue discount on the Series 2011-1 Certificate, if any. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Trust Trustee pursuant to any requirements of the Code as from time to time in effect.

ARTICLE VI

EARLY AMORTIZATION EVENTS

SECTION 6.01 No Early Amortization Events. There shall be no Early Amortization Events with respect to the Collateral Certificate, and the Collateral Certificate shall not have an Early Amortization Period.

ARTICLE VII

OTHER SERIES PROVISIONS

SECTION 7.01 [Reserved].

SECTION 7.02 Tax Treatment. The Seller has entered into the Agreement and this Series Supplement and the Collateral Certificate has been issued with the intention that the Collateral Certificate will be treated under applicable tax law as disregarded from the Master Trust so long as the Collateral Certificate is owned by the Issuing Entity and Seller is the sole owner of the Master Trust and the Issuing Entity (as determined for federal income tax purposes). Each of the Seller and the Series 2011-1 Certificateholder, by the acceptance of the Collateral Certificate, agrees to treat the Collateral Certificate as disregarded from the Master Trust so long as the Collateral Certificate is owned by the Issuing Entity and Seller is the sole owner of the Master Trust and the Issuing Entity, for federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income in whole or in part.

SECTION 7.03 [Reserved].

SECTION 7.04 Backup Servicer. On November 10, 2009, NFC, as Servicer, entered into the Backup Servicing Agreement with Wells Fargo Bank, National Association, as Backup Servicer, pursuant to which the Backup Servicer agreed to become a Successor Servicer in accordance with the terms and conditions of the Agreement, the other Basic Documents and the Backup Servicing Agreement if appointed by the Master Trust Trustee pursuant to Section 10.02 of the Agreement; provided, that, the Backup Servicer’s responsibilities, restrictions, duties and liabilities as Successor Servicer under the Agreement and the other Basic Documents may be modified as provided in the Backup Servicing Agreement (including any exhibit thereto). The costs and expenses associated with the Backup Servicer shall be paid to the extent provided in each Series Supplement and Indenture Supplement.

SECTION 7.05 Additional Notices. The Seller shall give each of the Rating Agencies prompt written notice of the occurrence of an Insolvency Event with respect to the Seller of which it becomes aware. The Seller shall give the Master Trust Trustee prompt written notice of any Lien on the Dealer Notes of which it becomes aware other than those created or permitted under the Agreement; provided, however, nothing in this Section 7.05 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Dealer Notes any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if such Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

ARTICLE VIII

FINAL DISTRIBUTIONS

SECTION 8.01 Sale of Investors’ Interest Pursuant to Section 2.07 of the Agreement; Distributions Pursuant to Section 2.07 or 12.03 of the Agreement.

(a) The amount to be paid by the Seller to the Collections Account with respect to the Collateral Certificate in connection with a purchase of the Certificateholders’ Interest pursuant to Section 2.07 of the Agreement shall equal the Reassignment Amount for the Distribution Date on which such purchase occurs.

(b) The Reassignment Amount, if any, deposited into the Collections Account pursuant to this Section 8.01 or Section 2.07 of the Agreement or any proceeds deposited into the Collections Account pursuant to Section 12.03(c) of the Agreement, shall be allocated and distributed by the Master Trust Trustee in accordance with the Indenture.

(c) Notwithstanding any other provision to the contrary in this Series Supplement or the Agreement, the entire amount distributed pursuant to Section 8.01(b) shall be deemed to be a final distribution pursuant to Section 12.03 of the Agreement with respect to the Collateral Certificate.

SECTION 8.02 Distribution of Proceeds of Sale, Disposition or Liquidation of the Dealer Notes Pursuant to Section 9.02 of the Agreement.

(a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collections Account pursuant to Section 9.02(b) of the Agreement, the Master Trust Trustee shall first (in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Series Allocable Principal Collections and distribute such amount to the Indenture Trustee for application pursuant to the Indenture and Indenture Supplements; provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series Allocable Principal Collections and (y) the Noteholder Floating Allocation Percentage with respect to the related Due Period (as calculated by the Servicer). The remainder of the portion of the Insolvency Proceeds allocated to Series Allocable Principal Collections shall be allocated to the Master Trust Seller’s Interest and shall be distributed on such Distribution Date to the Seller.

(b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Master Trust Trustee shall deduct (in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) an amount equal to the portion of the Insolvency Proceeds allocated to Series Allocable Finance Charge Collections and distribute such amount to the Indenture Trustee for application pursuant to the Indenture and Indenture Supplements; provided that the sum of such deposits shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series Allocable Finance Charge Collections and (y) the Noteholder Floating Allocation Percentage with respect to the related Due Period (as calculated by the Servicer). The remainder of the portion of the Insolvency Proceeds allocated to Series Allocable Finance Charge Collections shall be allocated to the Master Trust Seller’s Interest and shall be distributed on such Distribution Date to the Seller.

(c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount distributed pursuant to this Section 8.02 shall be deemed to be a final distribution pursuant to Section 12.03 of the Agreement with respect to the Collateral Certificate.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.01 Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

SECTION 9.02 Counterparts. This Series Supplement may be executed in two or more counterparts (and by different parties on separate counterparts) each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 9.03 Governing Law. This Series Supplement shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 9.04 Tax Disclosure. Each of the undersigned parties agrees to comply with Section 14.11 of the Indenture.

SECTION 9.05 Consent to Amendment. By the acceptance of the Collateral Certificate, the Series 2011-1 Certificateholder, on its own behalf and on behalf of each Noteholder (as defined in the Indenture) hereby consents to the following amendments of the Agreement:

(a) The definition of “Dealer Note” in Section 1.01 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Dealer Note” shall mean any payment obligation, which may be represented by a promissory note or other instrument, acquired by NFC to finance (i) a Navistar Vehicle or an OEM Vehicle purchased by a Dealer or (ii) a used truck, truck chassis, bus, bus chassis or trailer or a new trailer for which NFC chooses to provide financing to a Dealer. When used herein, unless the context otherwise requires, “Dealer Notes” shall refer to those Dealer Notes which are held by the Master Trust.

(b) Clause (v) of the definition of “Eligible Dealer Note” in Section 1.01 of the Agreement is hereby deleted in its entirety and replaced with the following:

(v) which finances a new truck, truck chassis, bus, bus chassis or trailer produced by or for a member of the Navistar Group or an OEM Supplier, a new or used trailer, or a used truck, truck chassis, bus or bus chassis.

(c) The definition of “Navistar Vehicles” in Section 1.01 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Navistar Vehicles” shall mean any truck, truck chassis, bus, bus chassis or trailer produced by, or for, Navistar or an affiliate of Navistar and sold by Navistar to Dealers.

(d) The definition of “OEM Vehicle” in Section 1.01 of the Agreement is hereby deleted in its entirety and replaced with the following:

“OEM Vehicles” shall mean a new truck, truck body, bus or trailer manufactured by, or for, a manufacturer other than Navistar.

For the purpose of any vote or consent under the Agreement or any supplement thereto, the rules of construction set forth in Section 10.07 of the Indenture shall apply.

SECTION 9.06 Termination. This Agreement shall terminate on the 1995 Trust Termination Date and the termination of the Master Trust; provided, however, that (a) Section 3.03 shall survive any such termination, (b) on the Transfer Date and Distribution Date related to the Due Period ending on the 1995 Trust Termination Date, all amounts deposited, allocated or to be paid on such Transfer Date or Distribution Date shall be deposited, allocated or paid as if this Series Supplement were still in effect, and (c) any accrued but unpaid obligations hereunder or related hereto shall survive until discharged.

IN WITNESS WHEREOF, the Seller, the Servicer and the Master Trust Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION
as Seller

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Assistant Treasurer

NAVISTAR FINANCIAL CORPORATION
as Servicer

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Assistant Treasurer

THE BANK OF NEW YORK MELLON
as Master Trust Trustee

By:	/s/ Michael Burack
Name:	Michael Burack
Title:	Senior Associate

Exhibit A

FORM OF SERIES 2011-1 CERTIFICATE

Certificate No. R-1

NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST

SERIES 2011-1 DEALER NOTE

ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in certain assets of the

NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST

This certifies that Navistar Financial Dealer Note Master Owner Trust II, a Delaware statutory trust (the “Certificateholder”), is the registered owner of a fractional undivided interest in certain assets of the NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST (the “Master Trust”) created pursuant to a Pooling and Servicing Agreement dated as of June 8, 1995 (and as amended and supplemented from time to time, the “PSA”), by and among Navistar Financial Corporation (“NFC”), as Servicer, Navistar Financial Securities Corporation (“NFSC” or the “Seller”), as Seller, and The Bank of New York Mellon, as Master Trust Trustee (the “Master Trust Trustee”), as supplemented by the Series 2011-1 Supplement dated as of November 2, 2011 (the “Series Supplement”), among the Seller, NFC and the Master Trust Trustee, which assets are allocated to the Certificateholders’ Interest pursuant to the PSA and the Series Supplement. The PSA and the Series Supplement are hereinafter collectively referred to as the “Pooling and Servicing Agreement.” The corpus of the Master Trust will include:

(a) the Seller’s right, title, and interest in and to all available Eligible Dealer Notes existing on each Business Day and owned by the Seller, all monies due (including accrued finance charges) or to become due with respect thereto and all proceeds (as defined in Section 9-102 of the UCC) of such Dealer Notes, the Seller’s interest in the security interests in the Financed Vehicles related to such Dealer Notes granted by Dealers pursuant to the Dealer Agreements and any accessions to such security interests, the Seller’s interest in the Insurance Proceeds;

(b) any Enhancements; and

(c) all other assets and interests constituting the Master Trust.

This certificate (a “Certificate”) does not represent an interest in or obligation of NFSC, NFC, Navistar International Corporation, a Delaware corporation, Navistar, Inc., a Delaware corporation, or any affiliate thereof.

Capitalized terms used but not defined herein have the meanings set forth in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by or on behalf of Master Trust Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the Seller has caused this Certificate to be duly executed.

NAVISTAR FINANCIAL
SECURITIES CORPORATION

By:
Name:
Title:

Dated:

MASTER TRUST TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates described in the within-mentioned Pooling and Servicing Agreement.

THE BANK OF NEW YORK MELLON,
as Master Trust Trustee

By:
Authorized Signatory

Exhibit B

NOTE STATEMENT

MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

SERIES 2011-1 NOTES

Under the Series 2011-1 Indenture Supplement dated as of November 02, 2011 (the “Indenture Supplement”) by and among the Navistar Financial Dealer Note Master Owner Trust (the “Master Owner Trust”) and The Bank of New York Mellon, as trustee (the “Indenture Trustee”), the information which is required to be prepared with respect to the Payment Date of _______ __, ____, the Transfer Date of ________ ___,____ and with respect to the performance of the Master Owner Trust during the Due Period ended on ___________ ___,____ and the Distribution Period ended on ________ ____, _____ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note. Certain other information is presented based on the aggregate amounts for the Master Owner Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture Supplement.

5 Series 2011-1 Notes Information

5.1 Series 2011-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2011-1 Indenture Supplement and to payments made on the Payment Date).	0.00

Cumulative Reductions (Net of Reinstatements) of the Series 2011-1 Nominal Liquidation Amount, if any, as of the Transfer Date	0.00

5.2 Series 2011-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2011-1 Indenture Supplement and to payments made on the Payment Date).	0.00

5.3 Series 2011-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2011-1 Indenture Supplement and to payments made on the Payment Date).	0.00

Series 2011-1 Target Overcollateralization Amount, if any, as of the Transfer Date	0.00

Cumulative Reductions (Net of Reinstatements) of the Series 2011-1 Overcollateralization Amount Deficiency, if any, as of the Transfer Date	0.00

5.4 Series 2011-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period	0.00

5.5 Series 2011-1 Allocated Interest Amounts for the Due Period	0.00

5.6 Series 2011-1 Allocated Principal Amounts for the Due Period	0.00

5.7 Series 2011-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for the Due Period	0.00

5.8 Series 2011-1 Available Interest Amounts with respect to the Due Period	0.00

5.9 Series 2011-1 Available Principal Amounts with respect to the Due Period	0.00

5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period	0.00

5.11 Sellers Invested Amount for the Series 2011-1 Notes for the Due Period	0.00

5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period	0.00

5.13 Unreimbursed reductions to the Series 2011-1 Collateral Amount, if any, for the Due Period	0.00

5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the Transfer Date	0.00

5.15 Series 2011-1 Required Seller’s Invested Amount as of the Payment Date	0.00

5.16 Series 2011-1 Controlled Accumulation Amount, if any, for the Due Period	0.00

5.17 Series 2011-1 Controlled Deposit Amount, if any, for the Due Period	0.00

5.18 Series Variable Allocation Percentage for the Due Period	0.00

5.19 Series Fixed Allocation Percentage for the Due Period	0.00

5.20 Total amount to be distributed on the Series 2011-1 Notes on the Payment Date	0.00

5.21 Total amount, if any, to be distributed on the Series 2011-1 Notes on the Payment Date allocable to the Outstanding Principal Amount	0.00

5.22 Total amount to be distributed on the Series 2011-1 Notes on the Payment Date allocable to interest on the Series 2011-1 Notes	0.00

5.23.1 Series 2011-1 Servicing Fee to be paid on the Payment Date	0.00

5.23.2 Series 2011-1 Backup Servicing Expenses to be paid on the Payment Date	0.00

5.23.3 Series 2011-1 Backup Servicing Fee to be paid on the Payment Date	0.00

5.24.1 Series 2011-1 Investment Income	0.00

5.24.2 Series 2011-1 Principal Funding Account investment income	0.00

5.24.3 Series 2011-1 Negative Carry Account investment income	0.00

5.24.4 Series 2011-1 Interest Funding Account investment income	0.00

5.24.5 Series 2011-1 Spread Account investment income	0.00

5.25 Series Excess Available Interest Amounts for the Due Period	0.00

5.26 Excess Available Interest Amounts for the Due Period allocated to other Series of Notes	0.00

5.27 Excess Available Interest Amounts for the Due Period allocated to Series of Investor Certificates	0.00

5.28 Excess Available Principal Collections allocated from other series of Notes to Series 2011-1 for the Due Period	0.00

5.29 Amount of Shared Principal Collections allocated to Series 2011-1 Collateral Certificate for the Due Period	0.00

5.30 Amount of Excess Available Principal Collections allocated to other Series of Notes for the Due Period	0.00

5.31 Cash Collateral Percentage as of the Transfer Date	0.00%

5.32 Mismatch Amount for the Series 2011-1 Notes for the Due Period	0.00

5.33 Reimbursement Amount for the Series 2011-1 Notes for the Due Period	0.00

5.34 Certain amounts and calculations referenced in the definition of Early Redemption Event	See Exhibit “A”

6 Account Information

6.1 Series 2011-1 Spread Account Balance as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

Series 2011-1 Spread Account Required Amount, if any, as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

6.2 Series 2011-1 Principal Funding Account Balance as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

6.3 Series 2011-1 Negative Carry Account Balance as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

Series 2011-1 Required Negative Carry Account Balance, if any, as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

6.4 Series 2011-1 Interest Funding Account Balance as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

7 Class A Notes Information

7.1 Class A Outstanding Principal Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

7.3 Total amount to be distributed on the Class A Notes on the Payment Date	0.00

7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date allocable to the Class A Outstanding Principal Amount	0.00

7.5 Total amount to be distributed on the Class A Notes on the Payment Date allocable interest on the Class A Notes	0.00

7.6 Class A Monthly Interest for the Interest Period

8 Class B Notes Information

8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

8.3 Total amount to be distributed on the Class B Notes on the Payment Date	0.00

8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment Date allocable to the Class B Outstanding Principal Amount	0.00

8.5 Total amount to be distributed on the Class B Notes on the Payment Date allocable interest on the Class B Notes	0.00

8.6 Class B Monthly Interest for the Interest Period	0.00

9 Class C Notes Information

9.1 Class C Outstanding Principal Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

9.2 Class C Nominal Liquidation Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

9.3 Total amount to be distributed on the Class C Notes on the Payment Date	0.00

9.4 Total amount, if any, to be distributed on the Class C Notes on the Payment Date allocable to the Class C Outstanding Principal Amount	0.00

9.5 Total amount to be distributed on the Class C Notes on the Payment Date allocable interest on the Class C Notes	0.00

9.6 Class C Monthly Interest for the Interest Period	0.00

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this _______ __________ ___, ____

NAVISTAR FINANCIAL CORPORATION, as Servicer

By:
Its: